================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 22, 2005

                                    MOOG INC.
             (Exact name of registrant as specified in its charter)

          New York                       1-5129                  16-0757636
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
      of Incorporation)               File Number)           Identification No.)

                East Aurora, New York                            14052-0018
      (Address of principal executive offices)                   (Zip Code)

       Registrant's Telephone Number, Including Area Code: (716) 652-2000

                                       N/A
          (Former name or former address, if changed since last report)

================================================================================

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 22, 2005, Moog Inc. (the "Company") issued a press release discussing results of operations for the quarter ended March 26, 2005. A copy of the press release is included as exhibit 99.1 of this report.

The information in this report is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, except as expressly stated by specific reference in such a filing.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         99.1      Press release dated April 22, 2005

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    MOOG INC.

Dated: April 22, 2005                               By:   /s/ Donald R. Fishback
                                                          ---------------------
                                                    Name: Donald R. Fishback
                                                          Controller

                                  EXHIBIT INDEX

Exhibit     Description
-------     ----------------------------------
99.1        Press release dated April 22, 2005